SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      Securities Act of 1933 File #33-11010
                 Investment Company Act of 1940 File #811-4962
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  /X/

       PRE-EFFECTIVE AMENDMENT NO. ___       / /
       POST-EFFECTIVE AMENDMENT NO. 13       /X/

                  and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /X/

       AMENDMENT NO.  13                    /X/

                       COMPOSITE DEFERRED SERIES, INC.
--------------------------------------------------------------------------
               (Exact name of Registrant as specified in Charter)

               601 W. Main Avenue, Suite 801, Spokane, WA  99201
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                    (Address of principal executive offices)

                                 1-509-353-3486
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               (Registrant's telephone number, including area code)

JOHN T. WEST, CORPORATE SECRETARY
Composite Group of Funds
601 West Main Avenue, Suite 801, Spokane, WA  99201
---------------------------------------------------
       (Name and address of agent for service)

Approximate Date of Proposed Public Offering  January 15, 1996

It is proposed that this filing will become effective:

[  ] immediately upon filing pursuant to paragraph (b) of Rule 485
[  ] on (date) pursuant to paragraph (b) of Rule 485
[  ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[XX] on April 30, 1996, pursuant to paragraph (a)(i) of Rule 485
[  ] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485
[  ] on (date) pursuant to paragraph (a)(ii) of Rule 485
[  ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
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       CALCULATION OF REGISTRATIAON FEE UNDER THE SECURITIES ACT OF 1933

Indefinite amount has been registered pursuant to Rule 24f-2. The Rule 24f-2 Notice for the most recent fiscal year was filed on December 14, 1995.

                                     PART A
                               TABLE OF CONTENTS

N-1A Item No.                                                     Location

Item 1.     Cover Page .........................................  Cover Page
Item 2.     Synopsis ...........................................  *
Item 3.     Condensed Financial Information ....................  Financial
                                                                    Highlights
Item 4.     General Description of the Registrant ..............  A Mutual Fund
                                                                    Formed to
                                                                    Meet a Broad
                                                                    Range of
                                                                    Investment
                                                                    Objectives
                                                                  The Fund's
                                                                    Objectives
                                                                  How We Plan to
                                                                    Reach These
                                                                    Objectives
                                                                  Investment
                                                                    Restrictions
Item 5.     Management of the Fund .............................  Who We Are
                                                                  The Cost of
                                                                    Good
                                                                    Management
Item 6.     Capital Stock and Other Securities .................  Who We Are
                                                                  Distribution
                                                                    of Income
                                                                    and Capital
                                                                    Gains
                                                                  Income Taxes
                                                                    on Dividends
                                                                    and Capital
                                                                    Gains
                                                                  We're Here
                                                                    to Help
                                                                    You
Item 7.     Purchase of Securities Being Offered ...............  The Cost of
                                                                    Good
                                                                    Management
                                                                  The Value of a
                                                                    Single Share
                                                                  How to Buy
                                                                    Shares
Item 8.     Redemption or Repurchase ...........................  How to Sell
                                                                    Shares
Item 9.     Pending Legal Proceedings ..........................  *



*Not applicable or negative answer

                                     PART B
                               TABLE OF CONTENTS
Item 10.    Cover Page .........................................  Cover Page
Item 11.    Table of Contents ..................................  Table of
                                                                    Contents
Item 12.    General Information and History ....................  Organization
                                                                    and
                                                                    Authorized
                                                                    Capital
Item 13.    Investment Objectives & Policies ...................  Investment
                                                                    Practices
                                                                  Investment
                                                                    Restrictions
                                                                  Brokerage
                                                                    Allocations
                                                                    and
                                                                    Portfolio
                                                                    Transactions
Item 14.    Management of the Fund .............................  The Fund and
                                                                    Its
                                                                    Management
Item 15.    Control Persons and Principal Holders of Securities.  Directors &
                                                                    Officers of
                                                                    the Fund
Item 16.    Investment Advisory and Other Services .............  The Investment
                                                                    Adviser
                                                                  Investment
                                                                    Management
                                                                    Services
                                                                  Distribution
                                                                    Services
                                                                  Custodian
Item 17.    Brokerage Allocation & Other Practices .............  Brokerage
                                                                   Allocations
                                                                   and Portfolio
                                                                   Transactions
Item 18.    Capital Stock and Other Securities .................  Organization
                                                                    and
                                                                    Authorized
                                                                    Capital
Item 19.    Purchase, Redemption and Pricing of Securities
               Being Offered ................................... How Shares are
                                                                   Valued
                                                                 How Shares Can
                                                                   Be Purchased
                                                                 How to Sell
                                                                   Shares - See
                                                                   Prospectus
                                                                   page 20
                                                                 Specimen Price
                                                                   Make-up
                                                                   Sheet
Item 20.    Tax Status ......................................... Dividends,
                                                                   Capital
                                                                   Gain
                                                                   Distributions
                                                                   and Taxes
Item 21.    Underwriters ....................................... Distribution
                                                                   Services
Item 22.    Financial Statements ............................... Financial
                                                                   Statements
                                                                   and Reports

                        COMPOSITE DEFERRED SERIES, INC.
                                   SUITE 801
                               601 W. MAIN AVENUE
                         SPOKANE, WASHINGTON 99201-0613
                            TELEPHONE (509) 353-3550
                            TOLL-FREE (800) 543-8072

      A MUTUAL FUND FORMED TO MEET A BROAD RANGE OF INVESTMENT OBJECTIVES

     Composite Deferred Series, Inc, (the "Fund") is a mutual fund designed to provide a broad range of investment alternatives with its series of four separate portfolios. Each of the portfolios has distinct investment objectives and policies. Currently investments in shares of the Fund's portfolios may only be made by the Composite Deferred Variable Accounts, separate accounts established and maintained by WM Life Insurance Company and Empire Life Insurance Company individually for the purpose of funding annuity contracts issued by the Company. As long as shares of the Fund are sold only to the Accounts, the terms "shareholder" or "shareholders" in this Prospectus shall refer to the Accounts. The four portfolios are:

- GROWTH & INCOME PORTFOLIO. Common stocks for long-term capital growth with current income a secondary consideration.
- NORTHWEST PORTFOLIO. Common stocks of companies located or doing business in the Northwest for long-term capital growth.
- INCOME PORTFOLIO.  Debt securities for high current income.
- MONEY MARKET PORTFOLIO. Money market instruments for maximum current income with liquidity. PORTFOLIO SHARES ARE NEITHER GUARANTEED NOR INSURED BY THE U.S. GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE $1.00 PER SHARE NET ASSET VALUE (NAV) WILL BE MAINTAINED.
(See "How We Plan to Reach These Objectives" for more detailed investment criteria.) There is, of course, no guarantee that these objectives can be met.


     FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THESE SHARES INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
     This Prospectus describes the investment practices of the Fund's separate portfolios and provides a basic description of how the Fund operates, management, fees and other itmes that potential investors should know. PLEASE RETAIN THE PROSPECTUS FOR FUTURE REFERENCE. A Statement of Additional
Information about this Fund is on file with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. The Statement of Additional Information should be read in conjunction with this Prospectus. You may obtain a free copy by calling or writing the Fund at the above location.

THE DATE OF THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION IS APRIL 30, 1996.

CONTENTS                           PAGE                                   PAGE
Financial Highlights ............   14    The Value of a Single Share ...  19
The Fund's Objectives ...........   16    How to Buy Shares .............  20
How We Plan to Reach                      Distribution of Income and
  These Objectives ..............   16      Capital Gains ...............  20
Investment Restrictions .........   18    Income Taxes on Dividends and
Who We Are ......................   18      Capital Gains ...............  20
The Cost of Good Management .....   19    How to Sell Shares ............  20
                                          We're Here to Help You ........  20


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                         ---------------------------
THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS ISSUED BY WM LIFE INSURANCE COMPANY AND EMPIRE LIFE INSURANCE COMPANY.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR) The supplemental financial information on this page has been audited by independent auditors whose reports thereon appear in the Fund's Annual Report which is incorporated by reference into the Statement of Additional Information.


                                                          YEARS ENDED DECEMBER 31,
GROWTH & INCOME              ----------------------------------------------------------------------------------------
PORTFOLIO                     1995      1994      1993      1992      1991      1990      1989      1988      1987(4)
                             -------   -------   -------   -------   -------   -------   -------   -------   --------
NET ASSET VALUE,
 BEGINNING OF YEAR .........  $15.70    $15.71    $15.26    $14.28    $11.82    $12.89    $12.07    $10.53    $12.00
  INCOME FROM                 -------   -------   -------   -------   -------   -------   -------   -------   --------
    INVESTMENT OPERATIONS
  Net investment income ....    0.35      0.31      0.29      0.36      0.36      0.40      0.51      0.40      0.22
  Net gains or losses on
    securities (both real-
    ized and unrealized) ...    4.90      0.12      0.84      1.13      2.66     (1.04)     0.81      1.54     (1.49)
                              -------   -------   -------   -------   -------   -------   --------  -------   --------
     Total from investment
      operations ...........    5.25      0.43      1.13      1.49      3.02     (0.64)     1.32      1.94     (1.27)
                              -------   -------   -------   -------   -------   -------   --------  -------   --------
  LESS DISTRIBUTIONS
  Dividends (from net
    investment income) .....   (0.35)    (0.31)    (0.28)    (0.36)    (0.35)    (0.43)    (0.50)    (0.40)    (0.20)
  Distributions (from
    capital gains) .........   (0.38)    (0.13)    (0.40)    (0.15)    (0.21)        -         -         -         -
                              -------   -------   -------   -------   --------  -------   --------  -------   --------
     Total distributions ...   (0.73)    (0.44)    (0.68)    (0.51)    (0.56)    (0.43)    (0.50)    (0.40)    (0.20)
                              -------   -------   -------   -------   --------  -------   --------  -------   --------
NET ASSET VALUE,
 END OF YEAR ...............  $20.22    $15.70    $15.71    $15.26    $14.28    $11.82    $12.89    $12.07    $10.53
                              =======   =======   =======   =======   ========  =======   ========  =======   ========
TOTAL RETURN(1) ............  33.70%     2.72%     7.58%    10.56%    25.91%    -4.96%    11.00%    18.55%    10.57%
RATIOS/SUPPLEMENTAL DATA
  Net assets,
    end of year (thousands). $24,448   $14,195   $11,239    $7,455    $4,116    $2,140    $1,986    $1,394    $771
Ratio of expenses to
  average net assets(3) ....   0.70%     0.68%     0.76%     0.87%     1.16%     1.38%     1.10%     0.69%        -%
Ratio of net income to
  average net assets .......   2.01%     1.97%     1.96%     2.51%     2.77%     3.41%     4.12%     3.61%     3.29%
Portfolio turnover rate(2) .     36%       25%       38%       13%       23%       23%       28%       35%       12%

(1)  Total return does not reflect sales charge or separate account expenses; returns of less than one year are not annualized.
(2)  A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities
     (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.
(3)  All expenses incurred from incorporation were absorbed by WM Life Insurance Company, the sole shareholder, through April 30,
     1988.  The ratio of expenses for 1995 is based upon total expenses in accordance with Securities and Exchange Commission
     Release No. FR 46 effective September 1, 1995.  Ratios for prior periods were calculated based upon net expenses and have not been restated.
(4)  Information for 1987 is presented from April 30, 1987, the date registration became effective under the Investment Company Act of 1940, as amended.



                                        YEARS ENDED                    JANUARY 4,
                                        DECEMBER 31,                    1993 TO
                                 --------------------------            DECEMBER 31,
NORTHWEST PORTFOLIO                1995              1994                1993(3)
                                 ----------       ---------           -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD ...........   $11.97          $12.19               $12.00
                                 ----------       ---------           -------------
  INCOME FROM
   INVESTMENT OPERATIONS
  Net investment income ........     0.09            0.08                 0.16
  Net gains or losses on
   securities (both real-
   ized and unrealized) ........     3.02           (0.21)                0.19
                                 ----------       ---------           -------------
    Total from invest-
     ment operations ...........     3.11           12.06                 0.35
                                 ----------       ---------           -------------
  LESS DISTRIBUTIONS
  Dividends (from net
   investment income) ..........    (0.09)          (0.08)               (0.16)
  Distributions (from
   capital gains) ..............        -           (0.01)                   -
                                 ----------       ----------          -------------
    Total distributions ........    (0.09)          (0.09)               (0.16)
                                 ----------       ----------          -------------
NET ASSET VALUE,
 END OF PERIOD .................   $14.99          $11.97               $12.19
                                 ==========       ==========          =============
TOTAL RETURN (1) ...............   26.03%          -1.12%                2.95%
RATIOS/SUPPLEMENTAL DATA
 Net assets,
  end of period (thousands) ....   $7,495          $4,647               $2,686
 Ratio of expenses to
  average net assets (4) .......    0.90%           0.87%                   -%
 Ratio of net income to
  average net assets ...........    0.67%           0.76%                1.61%(5)
 Portfolio turnover rate(2) ....      11%             17%                   -%

(1)  Total return does not reflect sales charge or separate account expenses; returns of less than one year are not annualized.
(2)  A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities
     (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.
(3)  Operations commenced January 4, 1993.
(4)  Management fees were waived and all expenses were absorbed by WM Life Insurance Company, the sole shareholder, through
     December 31, 1993.  The ratio of expenses for 1995 is based upon total expenses in accordance with Securities and Exchange
     Commission Release No. FR 46 effective September 1, 1995.  Ratios for prior periods were calculated based upon net expenses and have not been restated.
(5)  Annualized.


                                                          YEARS ENDED DECEMBER 31,
INCOME PORTFOLIO             ----------------------------------------------------------------------------------------
                              1995      1994      1993      1992      1991      1990      1989      1988      1987(4)
                             -------   -------   -------   -------   -------   -------   -------   -------   --------
NET ASSET VALUE,
 BEGINNING OF YEAR .........  $11.22    $12.57    $12.22    $12.27    $11.44    $11.46    $11.55    $11.72    $12.00
  INCOME FROM                 -------   -------   -------   -------   -------   -------   -------   -------   --------
    INVESTMENT OPERATIONS
  Net investment income ....    0.79      0.79      0.85      0.86      0.91      0.95      1.18      1.26      0.69
  Net gains or losses on
    securities (both real-
    ized and unrealized) ...    1.37     (1.35)     0.35     (0.05)     0.83     (0.02)    (0.09)    (0.17)    (0.28)
                              -------   -------   -------   -------   -------   -------   --------  -------   --------
     Total from investment
      operations ...........    2.16     (0.56)     1.20      0.81      1.74      0.93      1.09      1.09      0.41
                              -------   -------   -------   -------   -------   -------   --------  -------   --------
  LESS DISTRIBUTIONS
  Dividends (from net
    investment income) .....   (0.79)    (0.79)    (0.85)    (0.86)    (0.91)    (0.95)    (1.18)    (1.26)    (0.69)
                              -------   -------   -------   -------   --------  -------   --------  -------   --------
NET ASSET VALUE,
 END OF YEAR ...............  $12.59    $11.22    $12.57    $12.22    $12.27    $11.44    $11.46    $11.55    $11.72
                              =======   =======   =======   =======   ========  =======   ========  =======   ========
TOTAL RETURN(1) ............  19.86%    -4.48%    10.02%     6.91%    15.90%     8.59%     9.93%     9.69%     3.45%
RATIOS/SUPPLEMENTAL DATA
  Net assets,
    end of year (thousands). $15,206   $10,842    $9,113    $6,165    $4,407    $3,738    $3,628    $3,414    $1,394
Ratio of expenses to
  average net assets(3) ....   0.76%     0.74%     0.86%     0.88%     0.98%     1.06%     0.81%     0.69%        -%
Ratio of net income to
  average net assets .......   6.62%     6.79%     6.75%     7.12%     7.78%     8.43%    10.23%    10.65%     7.30%
Portfolio turnover rate(2) .     14%       15%       29%       37%       66%       85%       48%       30%       13%

(1)  Total return does not reflect sales charge or separate account expenses; returns of less than one year are not annualized.
(2)  A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities
     (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.
(3)  All expenses incurred from incorporation were absorbed by WM Life Insurance Company, the sole shareholder, through April 30,
     1988.  The ratio of expenses for 1995 is based upon total expenses in accordance with Securities and Exchange Commission
     Release No. FR 46 effective September 1, 1995.  Ratios for prior periods were calculated based upon net expenses and have not been restated.
(4)  Information for 1987 is presented from April 30, 1987, the date registration became effective under the Investment Company Act of 1940, as amended.



                                                          YEARS ENDED DECEMBER 31,
MONEY MARKET                 ----------------------------------------------------------------------------------------
PORTFOLIO                     1995      1994      1993      1992      1991      1990      1989      1988      1987(1)
                             ------    ------    -------   -------   -------   -------   -------   -------   --------
NET ASSET VALUE,
 BEGINNING OF YEAR ......... $1.00     $1.00     $1.00     $1.00      $1.00     $1.00     $1.00     $1.00     $1.00
  INCOME FROM                ------    ------    -------   -------   -------   -------   -------   -------   --------
    INVESTMENT OPERATIONS
  Net investment income ....  0.01         -         -         -       0.06      0.08      0.09      0.07      0.04
  LESS DISTRIBUTIONS
  Dividends (from net
    investment income) ..... (0.01)        -         -         -      (0.06)    (0.08)    (0.09)    (0.07)    (0.04)
NET ASSET VALUE,             ------    ------    -------   -------   -------   -------   -------   -------   --------
 END OF YEAR ............... $1.00     $1.00     $1.00     $1.00      $1.00     $1.00     $1.00     $1.00     $1.00
                             ======    ======    =======   =======   =======   =======   =======   =======   ========
TOTAL RETURN ............... 1.16%         -%        -%     -0.25%     5.92%     8.01%     8.95%     7.60%     3.55%
RATIOS/SUPPLEMENTAL DATA
  Net assets,
    end of year (thousands).  $221      $219      $218      $218      $586      $565      $409       $301     $128
Ratio of expenses to
  average net assets(3) .... 4.54%     3.65%      2.87%     2.82%       -%        -%        -%         -%        -%
Ratio of net income to
  average net assets ....... 1.16%     0.39%         -%     0.82%     5.77%     7.70%     8.56%     7.22%     4.32%

(1)  Information for 1987 is presented from April 30, 1987, the date registration became effective under the Investment Company Act of 1940, as amended.
(2)  Total return does not reflect sales charge or separate account expenses; returns of less than one year are not annualized.
(3)  The Investment Adviser waived its management fee from inception of the Portfolio through June 30, 1994; and other expenses were reimbursed to the Portfolio by WM Life Insurance Company (WMLIC) from inception of the Portfolio through February 29, 1992.
     Expenses, including the waived management fee, in excess of revenues were reimbursed to the Portfolio by WMLIC during the period January 1, 1993 through December 31, 1995. The ratio of expenses for 1995 is based upon total expenses in accordance with Securities and Exchange Commission Release No. FR 46 effective September 1, 1995.  Ratios for prior periods were calculated based upon net expenses and have not been restated.

THE FUND'S OBJECTIVES

     Composite Deferred Series, Inc. (a Washington corporation formed December 8, 1986) is a "series" fund consisting of four separate portfolios. Each portfolio is a segregated pool of assets and has a different investment objective which cannot be changed without a majority vote of its outstanding shares. The investment practices of each portfolio involve a carefully calculated degree of risk. There is no guarantee that the objectives of the portfolios can be achieved.
     GROWTH & INCOME PORTFOLIO is designed and managed to provide long-term growth of capital, with current income a secondary consideration, through investment in common stocks and other securities.
     NORTHWEST PORTFOLIO is designed to provide long-term capital growth by investing in the common stocks of companies located or doing business in the Northwest states of Alaska, Idaho, Montana, Oregon and Washington. Under normal circumstances, at least 65% of its total assets will be invested in companies whose principal executive offices are located in the Northwest.
     INCOME PORTFOLIO is designed and managed to provide the highest level of current income, with protection of capital a secondary consideration, through investment in higher grades of debt and other securities.
     MONEY MARKET PORTFOLIO is designed and maanged to provide maximum current income while at the same time maintaining liquidity and preserving capital through investment in short-term, high-grade money market instruments.

     Investors ("Contract Owners") should be aware that the market value of the portfolio selected will affect the value of the Flexible Premium Variable Annuity Contract (the "Contract") and the amount of annuity payments received under the Contract. See the attached Prospectus for the Contract which describes the relationship between increases or decreases in the net asset value of portfolio shares (and any distributions on such shares) and the benefits provided under the Contract.

HOW WE PLAN TO REACH THESE OBJECTIVES

     We intend to achieve the above objectives by investing in securities and other instruments specifically chosen to fulfill such objectives, as follows:

GENERAL PORTFOLIO TECHNIQUES
ALL PORTFOLIOS

     MONEY MARKET INSTRUMENTS. The Portfolios are permitted to invest in money market instruments for temporary or defensive purposes. The money market investments permitted include obligations of the United States government and its agencies and instrumentalities; commercial paper including bank obligations; other short-term corporate debt securities; certificates of deposit; and repurchase agreements.
     REPURCHASE AGREEMENTS. The Portfolios may temporarily invest cash reserves in repurchase agreements. Repurchase agreements are debt instruments subject to an obligation of the seller to repurchase and of the Portfolio to resell at a fixed price. In the event the seller defaults on its agreement to repurchase the instrument, the Portfolio may suffer a loss because of a decline in the value of the underlying debt instrument. Repurchase agreements will only be entered into with brokers, dealers or banks that meet credit guidelines adopted by the Fund's Board of Directors. To limit risk, repurchase agreements maturing in more than seven days will not exceed 10% of the Portfolio's total assets.

GROWTH & INCOME PORTFOLIO
     A broadly diversified portfolio of common stocks is carefully selected which, in the opinion of the Adviser, has an underlying value and which will be held for as long as those stocks reflect that value. Frequently, this involves investment in stocks that the Adviser considers to be undervalued. These are stocks that may be currently "out of favor" with some investors, and hence, in management's judgment, are selling at less than they are worth. Some stocks chosen may pay significant dividends and provide income to the Portfolio and to its shareholders. Others may pay little or no dividends, but in management's judgment are valuable for their growth potential alone. During some market conditions (for example, in general stock market declines) a defensive investment practice may be used; the Adviser may choose to sell substantial amounts of common stock, and invest the proceeds in more stable, fixed-income securities (not to exceed 65% of the Portfolio's total net assets) until the market for common stocks appears ready to resume its growth. This flexibility -- this capacity to ride the currents of market conditions to its advantage -- is one of the strengths of the Growth & Income portfolio.

     Although the Portfolio is diversified and management believes the Portfolio to be invested prudently, some securities within the Portfolio, from time to time, may be subject to moderate-to-high levels of market risk and low-to-moderate levels of financial risk.

NORTHWEST PORTFOLIO
     Common stocks are selected from high-quality companies with solid business fundamentals that the Adviser believes have a competitive advantage. Since the Portfolio concentrates on companies located or doing business in the Northwest, a portion of its performance is dependent on the region's economic conditions. Because of this, it could be adversely impacted by industrial and business trends within the five-state area. Some of the companies whose securities are held by the Portfolio may have significant national or international markets for their products and services. Therefore, its performance could also be affected by national or international economic conditions.

GROWTH & INCOME AND NORTHWEST PORTFOLIO

     Up to 25% of each Portfolio's assets may be invested in real estate investment trusts ("REITs"). Among the factors influencing the investment performance of REITs are the profitable operation of properties owned, the financial condition of lessees and mortgageors, the underlying value of the real property and mortgages owned, the amount of leverage, and the amount of cash flow generated and paid out.
     Each Portfolio may, if the Adviser considers it appropriate, use covered call options to obtain additional income. The total of a Portfolio's assets subject to options will not exceed 20%.
     The principal reason for writing covered call options is to attempt to realize, through the receipt of premium, a greater return than would be realized on the underlying securities alone. In return for the premium, the Portfolio has given up the opportunity for profit from a price increase in the underlying security above the exercise price, so long as the option remains open, but retains the risk of loss should the price of the security decline. If an option expires, the writer realizes a gain in the amount of the premium. Such a gain may be offset by a decline in the market value of the underlying security during the option period. If a covered call option is exercised, the writer realizes a gain or loss from the sale of the underlying security.

INCOME PORTFOLIO
     A diversified portfolio of debt issues and other obligations is carefully selected by the Adviser to provide high current yields consistent with moderate risk. Accordingly, the Portfolio invests most of its assets in the following:

1) Debt and convertible debt securities which enjoy the four highest ratings of Standard & Poor's Corporation or Moody's Investor's Service, Inc. (Securities rated BBB by Standard & Poor's or Baa by Moody's may have speculative characteristics. See the Statement of Additional Information, Appendix B, for a detailed description of these ratings.)

2) Debts of the United States government and its agencies, including mortgage-backed securities.
3) Obligations of U.S. banks that belong to the Federal Reserve System. (The Portfolio may invest no more than 25% of its total assets in these issues.)
4) Preferred stocks and convertible preferred stocks which enjoy the four highest ratings of Standard & Poor's or Moody's.
5) The highest grade commercial paper as rated by Standard & Poor's or Moody's.
6)   Short-term repurchase agreements (usually not more than seven days).
7) Deposits in U.S. banks. (Unless these are liquid, they may not exceed 10% of the Portfolio's total assets.)

     To increase the Portfolio's yield, the Adviser may also invest up to 20% of the Portfolio's assets in lower-rated securities (but no lower than Standard & Poor's B or Moody's B) or non-rated securities the Adviser believes to be comparable. Lower-rated and unrated securities are generally subject to greater financial risk than higher-rated securities, as there is a greater probability that issuers of lower-rated securities will not be able to pay the principal and interest due on such securities, especially during periods of adverse economic conditions. The market price of lower-rated securities generally fluctuates more than those of higher- rated securities, which may affect the value of the Portfolio. Securities which are rated lower than BBB or Baa (commonly referred to as "junk bonds") should be considered speculative as such ratings indicate a quality of less than investment grade. Securities rated BBB or Baa, although investment grade, also reflect speculative characteristics. The Adviser will only invest in these lower-rated securities if it believes the income and yield are sufficient to justify the incremental risk. In addition, the Portfolio may purchase or sell U.S. government securities on a when-issued or delayed delivery basis (known generally as forward commitments).

     The Income portfolio invests most of its assets in investment-grade corporate bonds, and these should be subject to little financial risk, to moderately high levels of market risk, and to moderately low current income volatility.
     The market value of fixed-income debt securities is affected by changes in general market interest rates. If interest rates fall, the market value of fixed- income securities tends to rise; but if interest rates rise, the value of fixed- income securities tends to fall. This market risk affects all fixed-income securities, but lower-rated and unrated securities may be subject to greater market risk than higher-rated (lower-yield) securities. For further details on risk, see the Statement of Additional Information.

MONEY MARKET PORTFOLIO
     At the date of this Prospectus this Portfolio was closed to investors, but may be offered in the future. A portfolio of fixed-income obligations is carefully selected by the Adviser to provide the return of money market instruments along with liquidity. No common stock or other equity securities are allowed. Such obligations, unless restricted by law, fall into five general categories:

1) Obligations issued or guaranteed by the United States government, its agencies or its instrumentalities.
2)   Obligations  of U.S.  and  foreign  banks  with  assets  of more  than $500 million.
3) Short-term commercial notes, issued directly by businesses and banks to finance short- term cash needs. The Portfolio will only purchase notes which have the highest rating by Moody's Investor's Service, Inc., or by Standard & Poor's Corporation. (See the Statement of Additional Information, Appendix B, for a detailed description of these ratings.)
4)   Short-term repurchase agreements (usually not more than one business day.)

     At least 80% of the Portfolio's assets will be invested in the higher-rated money market instruments which mature in less than one year.

     The Statement of Additional Information contains details concerning the types, ratings and nature of the Portfolio's investments, and the criteria used for evaluation and selection.

     The Money Market portfolio invests in short-term, high-quality investments that should reflect current market interest rates, and therefore the Money Market portfolio should be subject to relatively little market risk and financial risk but a high level of current income volatility. Nonetheless, investors should be aware that the market value of fixed-income debt securities is affected by changes in general market interest rates. If interest rates fall, the market value of fixed-income securities tends to rise; but if interest rates rise, the value of fixed-income securities tends to fall. This market risk affects all fixed-income securities.

     The Portfolio invests less than 25% of its total assets in domestic and foreign bank obligations (including foreign branches of U.S. domestic banks). This investment involves risks that are different in some respects from an investment in an investment company which invests only in debt obligations of U.S. domestic issuers.

INVESTMENT RESTRICTIONS
     While many of the decisions of the Adviser depend on flexibility, there are certain principles so fundamental that they are required as matters of policy. These may not be changed without a vote of the majority of the outstanding shares of the respective Portfolio.

     IN ADDITION TO OTHER RESTRICTIONS LISTED IN THE STATEMENT OF ADDITIONAL INFORMATION, EACH PORTFOLIO MAY NOT:

- invest more than 5%* of its total assets in the securities of any single issuer (other than U.S. government securities), except that up to 25% of Growth & Income, Northwest, and Income Portfolios' assets may be invested without regard to this 5% limitation;
- acquire more than 10%* of the voting securities of any company;
- invest more than 25%* of its assets in any single industry;
- borrow money (except it may borrow up to 5% of its total assets for emergency, non-investment purposes, or up to 33 1/3% to meet redemption requests that would otherwise result in the untimely liquidation of vital parts of its portfolios).

* Percentage at the time the investment is made.



WHO WE ARE

     Composite Deferred Series was incorporated under the laws of Washington on December 8, 1986, as an open-end management investment company, often called a "mutual fund." Each Portfolio is classified as "diversified," under the Investment Company Act of 1940.
     Shares of the Fund's portfolios are sold only to, and are owned entirely by, the Composite Deferred Variable Accounts (the "Accounts") to fund the benefits under certain flexible premium variable annuity contracts (the "Contracts") issued by WM Life Insurance Company and Empire Life Insurance Company, individually the "Company." (In the future, shares may be sold to certain other separate accounts.) The Accounts for which Murphey Favre, Inc., serves as distributor, will invest in shares of the various portfolios of the Fund as directed by the Contract Owner, whose allocation rights are further described in the attached Prospectus for the Contracts. The Company may cause the account to sell shares to the extent necessary to provide benefits under the Contracts.
     The Fund is managed by Composite Research & Management Co. (the "Adviser"). The Adviser and Murphey Favre are subsidiaries of Washington Mutual Bank. They are also affiliated with Washington Mutual, fsb; WM Life Insurance Company, Empire Life Insurance Company, and Murphey Favre Securities Services, and are indirect subsidiaries of Washington Mutual, Inc. The Adviser manages seven other mutual funds with differing objectives, as well as institutional advisory accounts, and has been in the business of investment management since 1944. The Adviser's address is 1201 Third Avenue, Suite 1220, Seattle, Washington 98101-3015.
     The Adviser advises the Fund on investment policies and specific investments. Subject to supervision by the Fund's Board of Directors, the Adviser determines which securities are to be bought or sold. These decisions are based on analyses of the nation's economy, sectors of industry and specific corporations. They are compiled from extensive data provided by some of the country's largest investment firms, in addition to the Adviser's own investigation.
     William G. Papesh is president of the Fund and of the Adviser. A team of the Adviser's investment professionals manage each Portfolio. There is an Equity investment team and a Fixed-Income investment team, each reporting to the Adviser's investment committee. The Equity team consists of Jeffrey D. Huffman, Chartered Financial Analyst (CFA); Philip M. Foreman, CFA; and David W. Simpson, CFA. The Fixed-Income team consists of Brian L. Placzek, CFA; Gary J. Pokrzywinski, CFA; and Audrey S. Quaye. Mr. Huffman has been employed by the Adviser since January 1995, and has 11 years of continuous investment experience. Mr. Foreman has been employed by the Adviser since November 1991 and has 11 years of continuous investment experience. Mr. Simpson has been employed by the Adviser since March 1993 and has 10 years of continuous investment experience. Mr. Placzek has been employed by the Adviser since July 1990 and has 11 years of continuous experience in investment and financial analysis. Mr. Pokrzywinski has been employed by the Adviser since July 1992 and has 11 years of continuous experience in fixed-income and financial market analysis. Ms. Quaye has been employed by the Adviser since February 1996 and has six years of continuous experience in fixed-income investment and financial analysis.
     Management has included a discussion of performance in the Fund's annual report which is available upon request and without charge by calling the Fund offices.
     The Fund has an authorized capitalization of 10 billion shares of capital stock. Shares are designated by Portfolio. All shares of the Fund are freely transferable. The shares do not have preemptive rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Normally, the Fund does not hold annual meetings. When meetings are held, shareholders have the right to vote their shares cumulatively in any election of directors. With certain exceptions, such as changes of investment objective and approval of the management contract, all shares have equal voting rights on any corporate matter requiring shareholder approval. Investors (contract owners) may instruct the Company on voting shares at shareholders' meetings. (See the Prospectus for the Account, "Voting Rights," for a discussion of pass-through voting.)

THE COST OF GOOD MANAGEMENT

     A management contract has been executed between the Fund and Composite Research & Management Co. It is renewable annually subject to the approval of the Fund's Board of Directors.

     Under the contract, a fee based on a percentage of net assets is paid to the Adviser for its investment advisory and administrative services and as agent for the Fund in paying that portion of the fee owed to the Distributor. The Fund is responsible for paying expenses of operation that are not assumed by the Adviser.

     Each Portfolio's advisory fee is calculated and paid monthly. It is equal to an annual rate of .50% of the average daily net asset value of the Portfolio.
     Total expenses, including advisory fees and other operating expenses, can be found under "Ratio of expenses to average net assets" in the "Financial highlights" section on pages 14 and 15 of this Prospectus.

THE VALUE OF A SINGLE SHARE
     Each Portfolio calculates its net asset value at the close of regular trading on each day the New York Stock Exchange is open (generally 1:00 p.m. Pacific time). Net Asset Value per share (NAV) is determined by adding the market value of the securities in the Portfolio, plus all other assets, minus any liabilities. That amount, divided by the number of shares outstanding, is the NAV of the individual Portfolio. Security valuations are provided by independent pricing sources approved by the Fund's Board of Directors. When such valuations are not available, the Board of Directors will determine how the securities are to be priced at fair value.
     Investment securities in the Money Market portfolio are valued at cost as adjusted for amortization of premiums and discounts where applicable. The Board of Directors regularly and routinely monitors amortized cost value assigned to these securities to insure that carrying value approximates market valuation.
     The NAV per share of most mutual funds fluctuates with the value of the securities held. However, the Money Market portfolio, like most money market funds, attempts to maintain the NAV per share at a constant $1.00. When income to the Portfolio is realized, proportionate numbers of shares are added to each shareholder's account, in order to maintain the per share value of $1.00. If on any business day net income should happen to be less than realized and unrealized losses, rather than reduce the NAV below $1.00 per share, the Portfolio will reduce the number of shares outstanding. Each shareholder will automatically contribute shares proportionately to the Portfolio representing the account's negative net income thereby reducing the number of shares in their account.

     Money Market portfolio shares are neither guaranteed nor insured by the U.S. government, and there is no assurance that the $1.00 per share NAV will be maintained.

HOW TO BUY SHARES
     Investments in shares of the Fund's portfolios may only be made by the Composite Deferred Variable Accounts, separate accounts established and maintained by WM Life Insurance Company and Empire Life Insurance Company individually for the purpose of funding annuity contracts issued by the Company. Investors desiring to purchase annuity contracts supported by any of the portfolios of Composite Deferred Series should read this prospectus in conjunction with the Account Prospectus.
     Portfolio shares are offered to the Accounts without sales charge at the respective net asset value of the portfolios next determined after receipt by the Fund of the purchase order.

DISTRIBUTION OF INCOME AND CAPITAL GAINS

     The Fund intends to distribute substantially all of the net investment income, if any, of each Portfolio. (Net investment income is the return on the securities in each Portfolio, minus expenses and excluding realized and unrealized capital gains.) Dividends from net investment income and any distributions of realized capital gains are reinvested in additional shares of the respective Portfolio at net asset value.
     For the Money Market portfolio, net investment income is calculated and paid daily (dividends will not be earned on the day of purchase but will be earned on the day of withdrawal); for the Income portfolio, net investment income is accrued daily and paid monthly; for the Growth & Income and Northwest portfolios, net investment income is calculated and paid quarterly. Any net realized capital gains will be paid annually.

INCOME TAXES ON DIVIDENDS AND CAPITAL GAINS
     The Portfolios qualify as regulated investment companies under the Internal Revenue Code. As long as they remain qualified, they will not be subject to federal income tax on income and capital gains distributed to its shareholders.
     Portfolios within a series fund are treated separately for federal income tax purposes.

     Since the Accounts will be the only shareholders of the Fund, no discussion is included about the federal income tax consequences to shareholders. For information concerning the federal income tax consequences to holders of variable annuity contracts, see the attached Prospectus for the Flexible Premium Deferred Variable Annuity Contracts.

HOW TO SELL SHARES

     Shares of the Fund's portfolios may be redeemed for cash at any time by the Accounts. There is no charge levied by the Fund for redemption of Portfolio shares, nor is any fee imposed on the exchange of shares of one Portfolio for those of another. The share price paid on sales or exchanges will be the net asset value as of the next close of the New York Stock Exchange after receipt of the request.

     Contract Owners should see the Prospectus for the Accounts for information on surrenders and withdrawals under the annuity contracts and any charges associated with the annuity contracts. (See the Prospectus for the Accounts for a discussion of contingent deferred sales charge.)

WE'RE HERE TO HELP YOU
     Any inquiries you may have regarding this Fund or your account may be directed to your investment representative or to the Fund at the address or telephone number on page 13 of this Prospectus. We will be glad to answer your questions.

                                                                 STATEMENT OF
                                                                 ADDITIONAL
                                                                 INFORMATION

                                                                 APRIL 30, 1996


                         COMPOSITE DEFERRED SERIES, INC.
       A Mutual Fund Formed to Meet a Broad Range of Investment Objectives

                          601 W Main Avenue, Suite 801
                             Spokane, WA 99201-0613
                             Telephone: 509-353-3550
                             Toll free: 800-543-8072

Composite Deferred Series, Inc. (the "Fund") aims to enable investors to meet a broad range of investment alternatives by providing a series of four separate portfolios, each with a different investment objective. Additional portfolios may be created by the Board of Directors, from time to time, without further action on the part of existing investors. Investors choose whichever portfolio best suits their needs and may exchange portfolios within the Fund without charge as their investment objectives or economic conditions change. The portfolios are:

     - MONEY MARKET PORTFOLIO: Money market instruments for maximum current income with liquidity.

     - GROWTH & INCOME PORTFOLIO: Common stocks for long-term capital growth with current income a secondary consideration.

     - NORTHWEST PORTFOLIO: Common stocks of Northwest companies for long-term capital growth.

     - INCOME PORTFOLIO: Debt securities for high current income.

Individual  portfolio  investments,  carefully  chosen to  fulfill  the  diverse objectives,  are adjusted in  accordance  with  Composite  Research & Management
Co.'s (the "Adviser") evaluation of changing market risks and economic conditions. There can be no assurance that these investment objectives will be achieved.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS DATED APRIL 30, 1996, AS WELL AS THE PROSPECTUS FOR THE FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS ISSUED BY WM LIFE INSURANCE COMPANY AND EMPIRE LIFE INSURANCE COMPANY. BOTH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING MURPHEY FAVRE, INC., AT THE ABOVE ADDRESS. THIS STATEMENT IS INTENDED TO PROVIDE ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATION OF THE FUND WHEN ALLOCATING AN INVESTMENT UNDER THE FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT TO THE FUND.

                                TABLE OF CONTENTS

The Fund and Its Management          2-8    Brokerage Allocations and
Distribution Services                  8     Portfolio Transactions       17-18
How Shares Are Valued                8-9    General Information             18
How Shares Can Be Purchased            9    Financial Statements and
Redemption of Shares                   9     Reports                        19
Dividends, Capital Gain                     Appendix A                      20
    Distributions and Taxes         9-10    Appendix B                    21-24
Investment Practices               10-16
Investment Restrictions            16-17

THE FUND AND ITS MANAGEMENT

COMPOSITE DEFERRED SERIES, INC.

Currently, shares of the Fund's portfolios are sold only to the Composite Deferred Variable Accounts (the "Accounts") to fund the benefits under certain flexible premium deferred variable annuity contracts (the "Contracts") issued by WM Life Insurance Company and Empire Life Insurance Company (together or separately, the "Company"). In the future, shares may be sold to certain other separate accounts and affiliated entities of the Company. The Accounts will invest in shares of the various portfolios of the Fund as directed by the investor (the "Contract Owner"), whose allocation rights are further described in the attached prospectus for the Contracts. The Company may sell shares to the extent necessary to provide benefits under the Contracts.

THE INVESTMENT ADVISER

As discussed under "Who We Are" in the prospectus, Composite Deferred Series, Inc. (the "Fund") is managed and investment decisions are made under the supervision of Composite Research & Management Co. (the "Adviser"). Decisions to buy, sell, or hold a particular security are made by an investment team of the Adviser, approved by an investment committee of the Adviser, and subject to the control and final direction of the Fund's Board of Directors.

Composite Research & Management Co. is Adviser for the eight investment companies (currently 12 separate portfolios) in the "Composite Group," namely:
Composite Bond & Stock Fund, Inc.; Composite Equity Series, Inc.; Composite Income Fund, Inc.; Composite Tax-Exempt Bond Fund, Inc.; Composite Cash
Management Company; Composite U.S. Government Securities, Inc.; Composite Northwest Fund, Inc.; and Composite Deferred Series, Inc. The Adviser also provides investment advice to institutional clients.

INVESTMENT MANAGEMENT SERVICES

Management fees and services performed by the Adviser are discussed under "The Cost of Good Management" in the prospectus. The Investment Management Agreement (the "Agreement") requires the Adviser to furnish suitable office space, research, statistical and investment management services to the Fund. It will continue from year-to-year if continuation is specifically approved at least annually by the Fund's Board of Directors (including a majority of the directors who are not parties to the Agreement) by votes cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding shares of the Fund. The Agreement can be terminated by either party on sixty (60) days' notice, without penalty, and provides for automatic termination upon its assignment.

Under the provisions of the Investment Company Act of 1940 and as used elsewhere in the prospectus and this Statement of Additional Information, the phrase "vote of the majority of the outstanding shares of the Fund" means the vote at any meeting of shareholders of (a) 67% or more of the shares present by proxy at such meeting, if the shareholders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares, whichever is less. The Accounts will vote shares as directed by Contract Owners.

In payment for its services, the Adviser receives a fee equal to .50% per annum computed on the average daily net assets of each portfolio. For 1995, management fees incurred by the Money Market portfolio, Growth & Income portfolio, Income portfolio and Northwest portfolio, before expense reimbursements, were $1,097, $90,132, $64,637, and $29,906, respectively. For 1994, management fees incurred by the Money Market portfolio, Growth & Income portfolio, Income portfolio, and Northwest portfolio, before expense reimbursements, were $1,088, $67,108, $51,869, and $18,740, respectively. For 1993, management fees incurred by the Money Market portfolio, Growth & Income portfolio, Income portfolio, and Northwest portfolio before expense reimbursements, were $1,088, $43,662, $34,401, and $8,088, respectively.

From time to time, the Adviser may voluntarily waive fees and WM Life Insurance Company may voluntarily reimburse expenses. For the 1995, 1994, and 1993, the total management fee waiver and expense reimbursement for the Money Market portfolio was $ 3,394, $1,779, and $5,225, respectively. During 1993, the total management fee waivers and expense reimbursements for the Northwest portfolio was $23,453. There were no other fee waivers or expense reimbursements during those periods. If, in any fiscal year, the sum of the Fund's expenses as defined under the securities regulations of any state having jurisdiction over the Fund exceeds the expense limitations of any such state, the Adviser shall reimburse the Fund for a portion of such excess expenses equal to such excess multiplied by the ratio of the fees otherwise payable under this Agreement. The obligation of the Adviser to reimburse the Fund hereunder is limited in any fiscal year to the amount of its fee hereunder for such fiscal year.

Under the terms of the Investment Management Agreement, the Fund is required to pay fees of directors not employed by the Adviser or its affiliates; custodian expenses; brokerage; taxes; auditing and legal expenses; costs of issuance, transfer, registration or redemption of shares for sale; and costs relating to disbursement of dividends, corporate meetings, corporate reports, and the maintenance of its corporate existence.

Investment decisions for the Fund are made independently of those for other funds in the Composite Group. However, the Adviser may determine that the same security is suitable for more than one of the funds. If more than one of the funds is simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to price and amount in accordance with a formula considered to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the funds are concerned. In other cases, however, it is believed that the ability to participate in volume transactions may provide better executions for each fund. It is the opinion of each fund's Board of Directors that these advantages, when combined with the personnel and facilities of the Adviser's organization, outweigh possible disadvantages which may exist from exposure to simultaneous transactions.

The Fund has adopted a code of ethics which is intended to prevent access persons from conducting personal securities transactions which interfere with the Fund portfolio transactions or otherwise take unfair advantage of their relationship to the Fund. In general, the personal securities transactions of individuals with access to information regarding Fund portfolio transactions must be pre-cleared by the Adviser's Compliance Officer and must not occur when similar transactions are contemplated by a Fund.

GLASS STEAGALL

The Glass-Steagall Act, among other things, generally prohibits member banks of the Federal Reserve System from engaging to any extent in the business of issuing, underwriting, selling or distributing securities and generally prohibits management inter-locks and affiliations between member banks and companies engaged in certain activities. In a Statement of Policy dated September 1, 1982, the Federal Deposit Insurance Corporation concluded that the investment restrictions of the Glass-Steagall Act do not apply to banks or their affiliates if the banks are not members of the Federal Reserve System. Washington Mutual Bank is not a member bank. The Adviser has advised the Fund that, in its view, the Glass-Steagall Act does not prohibit the activities of the Adviser and that it may perform the services for the Fund contemplated by the Management Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations.

DIRECTORS AND OFFICERS OF THE FUND

The Board of Directors of the Fund is elected by the shareholder as directed by Contract Owners. Interim vacancies may be filled by the current directors so long as at least two-thirds were previously elected by the shareholder. The Board has responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The directors, in turn, elect officers who are responsible for administering the Fund's day-to-day operations. Directors and officers hold identical positions with each investment company in the Composite Group. Their business experience for the past five years are set forth below. Unless otherwise noted, the address of each officer is 601 W. Main Avenue, Suite 801, Spokane, Washington 99201-0613.

WAYNE L. ATTWOOD, MD
  Director
  3 E. 40th
  Spokane, Washington 99203

Dr. Attwood is a retired doctor of internal medicine and gastroenterology in Spokane, Washington.

KRISTIANNE BLAKE
  Director
  705 W. 7th, Suite D
  Spokane, Washington 99204

Mrs. Blake is president of Kristianne Gates Blake, PS, an accounting services firm specializing in personal financial planning and tax planning.

*ANNE V. FARRELL
  Director
  425 Pike Street, Suite 510
  Seattle, Washington 98101

Mrs. Farrell is president and CEO of The Seattle Foundation (a charitable foundation). In addition, she serves as a director of Washington Mutual, Inc.

EDWIN J. McWILLIAMS
  Director
  1717 S. Upper Terrace Road
  Spokane, Washington 99203

Mr. McWilliams is former president of both Fidelity Service Corporation (a mortgage servicing subsidiary of Sterling Savings Association) and Fidelity Mutual Savings Bank.

*MICHAEL K. MURPHY
  Director
  PO Box 3366
  Spokane, Washington 99203

Mr. Murphy is Chairman and CEO of CPM Development Corporation (a holding company which includes Central Pre-Mix Concrete Company). In addition, he serves as a director of Washington Mutual, Inc.

*WILLIAM G. PAPESH
  President and Director

Mr. Papesh is president and a director of the Transfer Agent and is an executive vice president and a director of the Adviser and Distributor.

JAY ROCKEY
  Director
  2121 Fifth Avenue
  Seattle, Washington 98121

Mr. Rockey is Chairman and CEO of The Rockey Company (a regional public relations firm).

* LELAND J. SAHLIN
   Chairman and Director

Mr. Sahlin is a senior vice president of the Adviser and served as president of the Fund from inception to 1989; of the Distributor from 1972 to 1987; and of the Adviser from 1972 to 1988.

RICHARD C. YANCEY
  Director
  535 Madison Avenue
  New York, New York 10022

Mr. Yancey is senior advisor to Dillon, Read & Co., Inc. (a registered broker-dealer and investment banking firm), New York, New York.

*These directors are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940 because they are either affiliated persons of the Fund, its Adviser, or Distributor.

GENE G. BRANSON
Vice President
Suite 780
1201 - Third Avenue
Seattle WA  98101

Mr. Branson is a senior vice president and director of the Distributor and Transfer Agent and a vice president and director of the Adviser.

MONTE D. CALVIN, CPA
Vice President and Treasurer

Mr. Calvin is executive vice president of the Transfer Agent and serves as chief financial officer of the Fund.

CASSIE L. FOWLER, CPA
Assistant Secretary

Ms. Fowler is an employee of the Transfer Agent.

KERRY K. KILLINGER
Executive Vice President
Suite 1501
1201 Third Avenue
Seattle WA 98101

Mr. Killinger is president, chairman of the board, and chief executive officer of Washington Mutual, Inc. and a director of the Adviser, Distributor, and Transfer Agent.

JEFFREY L. LUNZER, CPA
Assistant Treasurer

Mr. Lunzer is a vice president of the Transfer Agent.

CONNIE M. LYONS
Assistant Secretary

Ms. Lyons is an employee of the Transfer Agent.

DOUGLAS D. SPRINGER
Vice President
Suite 780
1201 Third Avenue
Seattle WA  98101

Mr. Springer is president and a director of the Distributor and a director of the Adviser and the Transfer Agent.

JOHN T. WEST, CPA
Secretary

Mr. West is a vice president of the Transfer Agent.

The Fund paid no remuneration to any of its officers, including Mr. Papesh and Mr. Sahlin during the year ended December 31, 1995. The Fund and other Funds within the Composite Group paid directors' fees during the year ended December 31, 1995, in the amounts indicated below.


                                 MONEY MARKET     GROWTH & INCOME     INCOME     NORTHWEST     TOTAL
  DIRECTOR                        PORTFOLIO          PORTFOLIO        PORTFOLIO   PORTFOLIO    COMPLEX(1)
  ---------                       ------------     ---------------    ----------  ---------   -----------
  Wayne L. Attwood, MD               $1,250          $1,250           $1,250       $1,250     $15,000
  Kristianne Blake                      775             775              775          775       9,300
  Edwin J. McWilliams                 1,208           1,208            1,208        1,208      14,500
  Jay Rockey (2)                      1,177           1,177            1,177        1,177      14,125
  Richard C. Yancey                   1,208           1,308            1,208        1,308      15,000

    (1)  Each of the directors serve in the same capacity  with each Fund within the Composite Group (eight companies) comprising 12 individual investment portfolios.

    (2)  Mr. Rockey is Chairman and CEO of The Rockey Company, a public relations firm which has received revenue from the Fund and
         Washington Mutual, Inc., a parent company of the Adviser and Distributor, during the 1995 fiscal year.

Officers, directors and their immediate families as a group owned of record and beneficially less than 1% of the shares outstanding of any portfolio of the Fund as of February 15, 1996. The Composite Deferred Variable Account of WM Life Insurance Company is the sole shareholder of the Fund.

Wayne L. Attwood, MD, Kristianne Blake, *Anne V. Farrell, and *Michael K. Murphy serve as members of the Board's audit committee. The committee meets periodically with the Fund's independent accountants and officers to review accounting principles used by the Fund and the adequacy of the Fund's internal controls.

The investment committee performs interim functions for the Board of Directors of the Fund including dividend declaration and portfolio pricing matters. Members are *Anne V. Farrell, *Michael K. Murphy, and Richard C. Yancey.

Responsibilities of the Board's nominating committee include preparing for and recommending replacements for any vacancies in directors' positions, and initial review of policy issues regarding the size, composition, and compensation of the Board. Members of the nominating committee are Kristianne Blake, Edwin J. McWilliams and Jay Rockey.

* These directors are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940, because they are either affiliated persons of the Fund, its Adviser, or Distributor.

DISTRIBUTION SERVICES

DISTRIBUTOR

Murphey Favre, Inc. (the "Distributor") will purchase and resell shares of the Fund's capital stock to fill orders placed with it by the Accounts. Currently, shares of the Fund's portfolios may only be sold to the Composite Deferred Variable Accounts or to any future separate account developed by WM Life Insurance Company and Empire Life Insurance Company. Shares will also be sold by the Fund through the Distributor.

The Distributor will not receive any earnings or profits from the redemption of Fund shares. No brokerage fees will be paid by the Fund to the Distributor during the year. The Distributor may act as broker on portfolio purchases and sales should it become a member of a national securities exchange.

HOW SHARES ARE VALUED

As described in the prospectus, the net asset value of shares in each portfolio of the Fund is determined once daily at 1:00 p.m. PST each day the New York Stock Exchange is open for trading. It is computed by dividing the market value of securities in the individual portfolios, plus all other assets, less all liabilities, by the number of portfolio shares outstanding.

MONEY MARKET PORTFOLIO

Investment securities are valued at cost as adjusted for amortization of premiums and discounts where applicable. The Board of Directors regularly and routinely monitors amortized cost value assigned to these securities to insure that carrying value approximates market valuation.

GROWTH & INCOME, NORTHWEST AND INCOME PORTFOLIOS

Investment securities are stated on the basis of valuations provided by independent pricing sources, approved by the Fund's Board of Directors, which use information with respect to valuations based upon transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment Securities not currently quoted as described above will be priced at fair value as determined in good faith in a manner prescribed by the Board of Directors.

HOW SHARES CAN BE PURCHASED

Information concerning the purchase of shares is discussed under "How to Buy Shares" in the prospectus. Shares of the Fund are sold in a continuous offering and may be purchased only by the Composite Deferred Variable Accounts, separate accounts established and maintained by WM Life Insurance Company and Empire Life Insurance Company individually for the purpose of funding variable annuity contract charge at the respective net asset values of the portfolios next determined after receipt by the Fund of the purchase order and payments. The Fund receives the entire net asset value of all shares sold. (See Appendix A for a specimen price make-up sheet.)

REDEMPTION OF SHARES

Shares of any portfolio of the Fund can be redeemed by the Accounts at any time for cash, without sales charge, at the net asset value next determined after receipt of the redemption request. Variable Annuity Contract Owners should be aware, however, that a contingent deferred sales charge may be applied to surrenders and withdrawals under the Contract as described in the Contract prospectus.

The Fund reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption of the shares of any portfolio for any period during which the New York Stock Exchange is closed (other than weekend and holiday closings) or trading on that Exchange is restricted, or during which an emergency exists (as determined by the Securities and Exchange Commission) as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable for the portfolio to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of shareholders.


DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

The Fund intends to continue to conduct its business and maintain the necessary diversification of assets and source of income requirements to qualify as a diversified management investment company under the Internal Revenue Code (the "Code"). The Fund so qualified during the 1995 fiscal year. As a result, under Subchapter M of the Code, the Fund is accorded conduit or "pass through" treatment for federal income tax purposes during each year in which it distributes to its shareholders 90% or more of its gross income from dividends, interest and gains from the sale or other disposition of securities and derives less than 30% of its gross income from gains (without deduction for losses) from the sale or other disposition of securities held for less than three months. The Fund intends to distribute such amounts as necessary to avoid federal income taxes.

Dividends from net investment income and any distributions of realized capital gains will be paid in additional shares of the portfolio paying the dividend or making the distribution and credited to the Account. Any such reinvestment will be without charge at the net asset value of the respective portfolio.

Since WM Life Insurance Company and Empire Life Insurance Company will be the only shareholder of the Fund, no discussion is included about the federal income tax consequences to shareholders. For information concerning the federal tax consequences to holders of variable annuity contracts, see the attached prospectus for the Flexible Premium Deferred Variable Annuity Contracts.

INVESTMENT PRACTICES

The investment objectives and policies of the Fund's four separate portfolios appear in the prospectus and are extended below. Portfolio investments are adjusted in accordance with management's evaluation of changing market risks and economic conditions. Such changes are made as management believes necessary to meet the objectives of the portfolios and the best interests of investors.

In addition to these policies, the Fund is subject to investment restrictions which cannot be changed without approval of a majority of outstanding shareholders. These restrictions are discussed under "Investment Restrictions." No significant investment policies can be changed without shareholder approval.

Because of the many factors which influence fluctuations in the market value of securities owned by the Fund, including economic trends, government actions and regulations and international monetary conditions, there can be no assurance that the objectives of the Fund's portfolios will be achieved. There are market risks inherent in all investments. The Fund believes, however, that through professional management the prospects for investment success are enhanced.

MONEY MARKET PORTFOLIO

Investment objectives and policies of the Money Market portfolio are described in the prospectus. The investment objective of the portfolio is to provide a high level of current income while at the same time preserving capital and maintaining liquidity. This objective cannot be changed without first obtaining approval of the portfolio's investors. It is a fundamental policy of the portfolio to invest only in the following money market instruments which at the time of purchase mature within one year:

1. Obligations issued or guaranteed by the United States government or any agency or instrumentality thereof. U.S. government obligations are issued by the Treasury and include bills, certificates of indebtedness, notes, and bonds. Agencies and instrumentalities of the U.S. government are established under the authority of an act of Congress and include, but are not limited to: the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association.

2. Obligations of domestic and foreign banks having total assets in excess of 500 million U.S. dollars as of the date of their most recently published financial statement:

     Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The bank agrees to pay the amount deposited, plus interest, to the bearer of the receipt on the date specified on the certificate. Because the certificate is negotiable, it can be traded in the secondary market before maturity. Certificates of Deposit purchased by the portfolio will not be fully insured.

     Bankers' acceptances are time drafts drawn on a U.S. bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise or, less frequently, foreign exchange. The draft is then "accepted" by the U.S. bank (the drawee) which in effect unconditionally guarantees to pay the face value of the instrument on its maturity date. The face of the instrument specifies the terms and the nature of the underlying transaction.

     Letters of credit are issued by U.S. banks and authorize the beneficiary to draw drafts upon such U.S. banks for acceptance and payment under specified conditions. All of the securities in the portfolio and income thereon are payable in U.S. dollars.

3. Commercial paper (unsecured, short-term notes of indebtedness issued by business and banking firms to finance their short-term needs) purchased by the portfolio will consist only of direct obligations which, at the time of their purchase, are (a) rated in the highest rating category by Moody's Investors Service, Inc., or by Standard & Poor's Corporation. (See Appendix
     B).

4. Repurchase agreements: The portfolio requires daily valuation of the underlying debt instrument for any repurchase agreement maturing in more than one (1) business day and requires that the market value of the collateral be maintained at a minimum of 102 percent of the transaction value. The Fund maintains constructive possession of the securities through a safekeeping arrangement with parties who qualify as custodians under
     Section 17(f) of the Investment Company Act of 1940.

     The portfolio will invest less than 25% of its total assets in bank obligations, including foreign banks and foreign branches of U.S. domestic banks. Any foreign bank obligations purchased will be readily marketable at the time of purchase; however, such marketability and corresponding liquidity may change at any time.

     The portfolio may attempt to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover. This turnover may (but in the opinion of management should not) adversely affect the portfolio since the portfolio does not usually pay brokerage commissions when it purchases short-term, debt obligations (see "Brokerage Allocations and Portfolio Transactions").

GROWTH & INCOME PORTFOLIO

The investment objectives and policies of the Growth & Income portfolio are described in the prospectus. The portfolio aims to achieve long-term growth of principal with current income a secondary consideration through the use of a flexible investment policy. Portfolio investments are adjusted in accordance with management's evaluation of changing market risks. Thus the relative proportion of various types of securities held may vary significantly. The portfolio attempts to anticipate market conditions and economic changes. It pursues its objective by usually placing emphasis on the selection and ownership of common stocks (although the portfolio may invest in bonds, preferred stocks, U.S. Treasury bills, certificates of deposit, and repurchase agreements as well). There may be times when it appears prudent to reduce the proportion of common stocks held to not less than 35% of the portfolio's total net assets. During such periods, the investment in fixed income securities, bonds and preferred stocks may exceed that of common stocks.

NORTHWEST PORTFOLIO

The investment objective and policies of the portfolio are described in the prospectus. Portfolio investments are adjusted in accordance with management's evaluation of changing market risks and economic conditions. Such changes are made as management believes necessary to meet the objectives of the Fund and the best interest of shareholders.

The portfolio's investment objective is to provide long-term growth of capital by investing in common stocks of companies doing business or located in the Northwest region (Alaska, Idaho, Montana, Oregon and Washington). Under normal circumstances, at least 65% of its assets will be invested in companies whose principal executive offices are located in these states.

INCOME PORTFOLIO

Investment objectives and policies of the Income portfolio are described in the prospectus. The investment objective of the portfolio is to provide a high current yield consistent with moderate risk. The portfolio will invest in the following:

1. Debt and convertible debt securities (payable in U.S. funds) which have a rating within the four highest grades as determined by Standard & Poor's Corporation (AAA, AA, A, or BBB) or Moody's Investors Service, Inc. (Aaa, Aa, A or Baa). Under present commercial bank regulations, bonds rated in these categories generally are regarded as eligible for bank investment. Securities rated BBB or Baa may have speculative characteristics. Up to 20% of the portfolio's total assets may be invested in debt, convertible debt, preferred stocks, and convertible preferred stocks which are not rated within the four highest grades by Standard & Poor's or Moody's. These issues must be rated B (Standard & Poor's) or B (Moody's) or better, or may be non-rated obligations which the Adviser believes to be of comparable quality. This practice may involve higher risks, but the Adviser will only use such practices if it believes the income and yield is sufficient to justify such risks. See Appendix B for a detailed description of these ratings.

2. Debt instruments issued or guaranteed by the United States government or its agencies or instrumentalities.

3. Obligations of U.S. banks that are members of the Federal Reserve System, not to exceed 25% of the portfolio's total assets.

4. Preferred stocks and convertible preferred stocks which have a rating within the four highest grades of Standard & Poor's (AAA, AA, A and BBB) or Moody's (Aaa, Aa, A and Baa) ratings applicable to such securities.

5. The highest-grade commercial paper as rated by Standard & Poor's (A-1) or by Moody's (Prime 1).

6. Repurchase agreements: The portfolio may acquire an underlying debt instrument, secured by the full faith and credit of the United States government, for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the portfolio to resell the instrument at a fixed price.

7. Time or demand deposits in U.S. banks, but not to exceed 10% of the portfolio's total assets if they are of an illiquid nature.

The portfolio will not directly purchase common stocks; however, it may retain up to 10% of the value of the portfolio's total assets in common stocks acquired either by conversion of fixed-income securities or by the exercise of warrants or rights attached thereto.

Although no more than 20% of the Fund's total assets may be invested in "high yield" securities (i.e., not rated among the four highest grades, commonly referred to as "junk" bonds), these securities, whether rated or unrated, may be subject to greater market fluctuations and risks of loss of income and principal than the lower yielding, higher rated, fixed-income securities which comprise most of the Fund's portfolio. Risks of high yield securities include: (i) limited liquidity and secondary market support; (ii) substantial market price volatility resulting from changes in prevailing interest rates; (iii) subordination to the prior claims of banks and other senior lenders; (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby the Fund may reinvest premature redemption proceeds in lower yielding portfolio securities; (v) the possibility that earnings of the issuer may be insufficient to meet its debt service; and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn.

As a result of the limited liquidity of high yield securities, their prices may decline rapidly in the event a significant number of holders decide to sell. The high yield bond market has grown primarily during a period of long economic expansion, and it is uncertain how it would perform during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, there have been several Congressional attempts to limit the use of and/or tax of high yield bonds, or otherwise diminish their advantages, which, if enacted, could adversely affect the value of these securities and the Fund's net asset value.

The portfolio has a policy not to concentrate its investments and accordingly will not invest more than 25% of its total assets in any one industry. The portfolio considers the Electric Utilities, Electric and Gas Utilities, Gas Utilities, and Telephone Utilities to be separate industries. Foreign issues will also be considered a separate industry. This policy on industry classification may result in increased risk.

In view of such possible investment in these industries, an investment in the portfolio should be made with an understanding of their characteristics and the risks which such an investment may entail. General problems of the utility industries include the difficulty in obtaining an adequate return on invested capital (even in spite of frequent increases in rates which have been granted by the public service commissions having jurisdiction), difficulty in financing large construction programs during an inflationary period, restrictions on operations, difficulty in obtaining fuel for electric generation at reasonable prices, uncertainty in obtaining natural gas for resale, and the effects of energy conservation.

Federal, state and municipal governmental authorities may, from time to time, review existing (and impose additional) regulations governing the licensing, construction and operating of nuclear power plants. Any of these delays or the suspension of operations of such plants which have been or are being financed by proceeds of certain obligations held in the portfolio may affect the payment of interest on or the repayment of principal amount of such obligations. The Fund is unable to predict the ultimate form any such regulations may take or the impact such regulations may have on the obligations of the portfolio.

The portfolio does not intend to engage in active portfolio trading; however, in certain cases, the portfolio will seek to take advantage of market developments and yield disparities. This may result in the sale of securities held for a short time.

Such strategies may result in increases or decreases in the portfolio's current income available for distribution to shareholders and in the sale of debt securities which may be sold at a gain or loss depending upon their cost.

The net asset value of the shares of an open-end investment company investing primarily in fixed-income securities changes as the general level of interest rates fluctuate. When interest rates decline, the market value of a portfolio can be expected to rise; conversely, when interest rates rise, the market value of a portfolio can be expected to decline.

INVESTMENT PRACTICES COMMON TO ALL PORTFOLIOS


COMMON MANAGEMENT

Investment decisions for Composite Deferred Series, Inc. are made independently of those made for other investment companies managed by the Adviser. However, the Adviser may determine that the same security is held in the portfolio of more than one of the funds in the Composite Group. If more than one of such funds is simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to price and amount in accordance with a formula considered to be equitable to each. It is recognized that, in some cases, this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions will provide better executions for the Fund. It is the opinion of the Board of Directors of the Fund that these advantages, when combined with the personnel and facilities of the Adviser's organization, outweigh possible disadvantages which may exist from exposure of simultaneous transactions.

MORTGAGE-BACKED SECURITIES AND FORWARD COMMITMENTS
(GROWTH & INCOME AND INCOME PORTFOLIOS ONLY)

The portfolios may invest in mortgage-backed securities including those representing an undivided ownership interest in a pool of mortgages, e.g., GNMA, FNMA and FHLMC certificates. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, fifteen-year fixed rate mortgages, graduated-payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal for these securities. The guarantees, however, do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the portfolios' shares. These certificates are, in most cases, "pass-through"
instruments through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. For example, securities backed by mortgages with thirty-year maturities are customarily treated as prepaying fully in the twelfth year, and securities backed by mortgages with fifteen-year maturities are customarily treated as prepaying fully in the seventh year. While the timing of prepayments of graduated payment mortgages differs somewhat from that of conventional mortgages, the prepayment experience of graduated payment mortgages is basically the same as that of the conventional mortgages of the same maturity dates over the life of the pool. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the portfolios reinvest the prepaid amounts in securities, the yields of which reflect interest rates prevailing at the time. Therefore, the portfolios' ability to maintain high-yielding, mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

The portfolios may also purchase or sell U.S. government securities (including GNMA, FNMA, and FHLMC certificates) on a when-issued or delayed delivery basis (known generally as forward commitments). When-issued or delayed delivery transactions arise when securities are purchased or sold by the portfolios with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the portfolios at the time of entering into the transaction. However, the yield on a comparable security available when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed delivery transaction was entered into. When the portfolios engage in when-issued and delayed delivery transactions, the portfolios rely on the seller or buyer, as the case may be, to consummate the transaction. Failure to consummate the transaction may result in the portfolio missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions may be expected to settle within three months from the date the transactions are entered into. No payment or delivery, however, is made by the portfolios until they receive delivery or payment from the other party to the transaction.

LENDING OF SECURITIES

Each portfolio may lend up to 30% of its securities to the National Association of Securities Dealers, Inc., registered broker-dealers and Federal Reserve member banks. Such loans will be made pursuant to agreements requiring the broker/dealer or bank to fully and continuously secure the loan by cash or other securities in which the portfolio may invest equal to the market value of the securities loaned.

The portfolios will continue to receive interest and dividend income and any capital gains (losses) from the loaned securities. The portfolios receive compensation for lending their securities in the form of fees. The Adviser believes that each portfolio within the Fund can benefit from such lending because of added incremental income from lending fees and expanded portfolio return.

The portfolios will enter into securities lending and repurchase transactions only with parties who meet creditworthiness standards approved by the Fund's Board of Directors and monitored by the Adviser. In the event of a default or bankruptcy by a seller or borrower, the portfolios will promptly liquidate collateral. However, the exercise of the portfolios' right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale of collateral on a default of the seller or borrower were less than the seller's or borrower's obligations, the portfolios could suffer a loss.

INVESTMENT RESTRICTIONS

WHILE MANY OF THE DECISIONS OF THE ADVISER DEPEND ON FLEXIBILITY, THERE ARE CERTAIN PRINCIPLES SO FUNDAMENTAL THAT THEY ARE REQUIRED AS MATTERS OF POLICY. THESE MAY NOT BE CHANGED WITHOUT A VOTE OF THE MAJORITY OF THE OUTSTANDING SHARES OF THE RESPECTIVE PORTFOLIO.

- WITH RESPECT TO 75% OF TOTAL ASSETS (100% FOR MONEY MARKET PORTFOLIO), INVEST MORE THAN 5%* OF ITS TOTAL ASSETS IN THE SECURITIES OF ANY SINGLE COMPANY OR ISSUER (OTHER THAN U.S. GOVERNMENT SECURITIES);

- INVEST IN ANY COMPANY FOR THE PURPOSE OF MANAGEMENT OR CONTROL NOR ACQUIRE MORE THAN 10%* OF THE VOTING SECURITIES OF ANY COMPANY;

-    INVEST IN OTHER INVESTMENT COMPANIES (EXCEPT AS PART OF A MERGER);

- UNDERWRITE THE SECURITIES OF OTHER ISSUERS (EXCEPT IN CONNECTION WITH THE SALE OF GNMA CERTIFICATES);

- BUY SECURITIES SUBJECT TO RESTRICTIONS UNDER FEDERAL SECURITIES LAWS, OR TO RESTRICTIONS ON DISPOSITION (EXCEPT REPURCHASE AGREEMENTS);

- INVEST MORE THAN 25%* OF ITS ASSETS IN ANY SINGLE INDUSTRY OR IN FOREIGN SECURITIES;

- INVEST MORE THAN 10%* OF ITS ASSETS IN FOREIGN SECURITIES NOT PAYABLE IN U.S. DOLLARS;

-    BUY SECURITIES ON MARGIN, OR ENGAGE IN "SHORT" SALES;

- INVEST IN REAL ESTATE, OIL AND GAS INTERESTS, OR COMMODITIES (EXCEPT GROWTH & INCOME AND NORTHWEST PORTFOLIOS MAY INVEST IN PUBLICLY TRADED REAL ESTATE INVESTMENT TRUSTS);

- BUY OR SELL OPTIONS (EXCEPT FOR COVERED CALL OPTIONS IN THE GROWTH & INCOME AND NORTHWEST PORTFOLIOS);

- BORROW MONEY (EXCEPT IT MAY BORROW UP TO 5% OF ITS TOTAL ASSETS FOR EMERGENCY, NON- INVESTMENT PURPOSES, OR UP TO 33 1/3% TO MEET REDEMPTION REQUESTS THAT WOULD OTHERWISE RESULT IN THE UNTIMELY LIQUIDATION OF VITAL PARTS OF ITS PORTFOLIOS);

-    LEND MONEY (EXCEPT FOR THE EXECUTION OF REPURCHASE AGREEMENTS);

- BUY OR SELL FUTURES RELATED SECURITIES (EXCEPT FOR FORWARD COMMITMENTS OF GNMAS AND OTHER MORTGAGE-BACKED SECURITIES;

-    ISSUE SENIOR SECURITIES.

*  PERCENTAGE AT THE TIME THE INVESTMENT IS MADE.

BROKERAGE ALLOCATIONS AND PORTFOLIO TRANSACTIONS

Under terms of the Investment Management Agreement, Composite Research & Management Co. acts as agent for the Fund in entering orders with broker-dealers to execute portfolio transactions and in negotiating commission rates where applicable. Decisions as to eligible broker-dealers are approved by the president of the Fund.

In executing portfolio transactions and selecting broker- dealers, the Adviser uses its best efforts to seek, on behalf of the Fund, the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser may consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the size of the transaction, the reputation, financial condition, experience and execution capability of a broker-dealer, and the amount of the commission and the value of any brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by a broker-dealer.

The Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund. This commission may be in excess of the amount of commission or net price another broker or dealer would have charged for effecting the transaction if the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to the Fund and/or other accounts over which the Adviser exercises investment discretion. The Adviser may commit to pay commission dollars to brokers or financial institutions for specific research materials or products that it considers useful in advising the institutions for specific research materials or products that it considers useful in advising the Funds and/or its other clients. Research services furnished to the Adviser include, for example, written and electronic reports analyzing economic and financial characteristics of industries and companies, reports concerning portfolio strategies and characteristics, telephone conversations between brokerage securities analysts and members of the Adviser's staff, and personal visits by such analysts, brokerage strategists and economists to the Adviser's office.

Some of these services are of value to the Adviser in advising various clients, although not all of these services are necessarily useful and of value in managing the Fund. The advisory fee paid to the Adviser is not reduced because it receives those services, even though it might otherwise be required to purchase these services for cash.

The staff of the Securities and Exchange Commission has expressed the view that the best price and execution of over-the-counter transactions in portfolio securities may be secured by dealing directly with principal market makers, thereby avoiding the payment of compensation to another broker. In certain situations, the Adviser believes that the facilities, expert personnel and technological systems of a broker often enable the Fund to secure a net price by dealing with a broker that is as good as or better than the price the Fund could have received from a principal market maker, even after payment of the compensation to the broker. The Adviser places its over-the-counter transactions with principal market makers, but may also deal on a brokerage basis when utilizing electronic trading networks or as circumstances warrant.

None of the broker-dealers with whom the Fund deals has any interest in the Adviser, Distributor or Administrator. The Distributor will not execute any portfolio orders for the Fund during the fiscal year, nor will the Distributor or the Adviser receive any direct or indirect compensation as a result of portfolio transactions of the Fund. Although Fund shares may be sold by brokers who execute portfolio transactions for the Fund, no brokerage will be allocated for such sales.

Portfolio turnover rate is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of such portfolio securities during the fiscal year. Although turnover rate cannot be accurately predicted, the Adviser does not anticipate that it will be greater than 100% in each portfolio in any given year. The Adviser expects that the Growth & Income and Income portfolios' turnover rates will normally not exceed 50% annually. The turnover rates for the Growth & Income, Income and Northwest portfolios for 1995 were 36%, 14%, and 11%, respectively. The turnover rates for the Growth & Income, Income and Northwest portfolios for 1994 were 25%, 15% and 17%, respectively.

GENERAL INFORMATION

ORGANIZATION AND AUTHORIZED CAPITAL

As discussed under "Who We Are" in the prospectus, Composite Deferred Series, Inc. was incorporated under the laws of the state of Washington on December 8, 1986, under a Certificate of Incorporation granting perpetual existence. The Fund has an authorized capitalization of 10 billion shares of capital stock, without par value. Shares are issued by class designated by specific portfolio. All shares of the Fund are freely transferable. The shares do not have preemptive rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Shares have equal voting rights.

VOTING PRIVILEGES

The Accounts will vote their shares as instructed by Contract Owners. The Fund does not anticipate holding annual meetings solely to elect directors, however, when directors are nominated for election by Contract Owners, a Contract Owner may exercise cumulative voting privileges for the election of directors under Washington state law. Using this privilege, Contract Owners are entitled to one vote for each contract unit owned by them. The total number of votes for directors to which a Contract Owner is entitled may be accumulated and cast for each candidate in such proportion that the Contract Owner may designate. Only the Contract Owners of a particular portfolio may vote on any change of investment objective for that portfolio.

CUSTODIAN

The securities and cash owned by each Portfolio are held in safekeeping by Investors Fiduciary Trust Company (IFTC), 127 West 10th, Kansas City, MO 64105. IFTC is a wholly-owned subsidiary of State Street Bank. The custodian's responsibilities include collecting dividends, interest and principal payments on each Fund's investments.

INDEPENDENT PUBLIC ACCOUNTANTS

The firm of LeMaster & Daniels, Certified Public Accountants, has been selected as the independent accountant of the Fund. LeMaster & Daniels performs audit services for the Fund including the examinations of the financial statements included in the annual report to shareholders which is incorporated by reference into this Statement of Additional Information.

REGISTRATION STATEMENT

This Statement of Additional Information and the prospectus do not contain all of the information set forth in the registration statement the Fund has filed with the Securities and Exchange Commission. The complete registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

FINANCIAL STATEMENTS AND REPORTS

Semiannual and annual reports are issued to shareholders. The annual reports include audited financial statements. The Fund's annual report to shareholders dated December 31, 1995, which is incorporated by reference into this Statement of Additional Information, may be obtained without charge by contacting the Fund's offices.

                                   APPENDIX A




                          SPECIMEN PRICE MAKE-UP SHEET
                              AT DECEMBER 31, 1995



                      MONEY MARKET   GROWTH & INCOME     INCOME       NORTHWEST
                       PORTFOLIO        PORTFOLIO       PORTFOLIO     PORTFOLIO
                     -------------- -----------------  -----------   -----------
Assets                  $224,091       $24,528,771     $15,277,300   $7,556,830


Liabilities                2,874            80,611          71,702       61,517
                        ---------      ------------    -----------   ----------
Net Assets              $221,217       $24,448,610     $15,205,598   $7,495,313
                        =========      ============    ===========   ==========

Shares
Outstanding              221,217         1,208,890       1,207,536      499,904
                        =========      ============    ===========   ==========

Net Assets Per Share
 (Net Assets/Shares
  Outstanding)             $1.00            $20.22          $12.59      $14.99
                        =========      ============    ===========   ==========

                                   APPENDIX B



                         DESCRIPTION OF SECURITY RATINGS


                                      BONDS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S):

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are subject to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and characterize bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. Modifier 1 indicates that the security ranks in the higher end of its generic rating category; Modifier 2 indicates a mid-range ranking; and Modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION (S & P)

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only to a small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC, and C is regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, or economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy has been filed but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition of debt service payments are jeopardized.

NOTE: Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

                                PREFERRED STOCKS

Moody's preferred stock rating symbols and their definitions are as follows:

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

S&P's quality ratings on preferred stock are expressed by symbols like those used in rating bonds. They represent a considered judgment of the relative security of dividends and -- what is thereby implied -- the prospective yield stability of the stock.

AAA: This is the highest rating that may be assigned by Standard & Poor to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA: A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC: Preferred stock in these categories are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                COMMERCIAL PAPER

A1 and Prime 1 commercial paper ratings issued by Standard & Poor's Corporation (S&P) and Moody's Investors Services, Inc. (Moody's) are the highest ratings these corporations issue.

Commercial paper rated A1 by S&P has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A1, A2 or A3.

Among factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparation to meet such obligations.

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements. The annual report to shareholders dated December 31, 1995, was filed with the Securities and Exchange Commission via EDGAR on February 15, 1996. The annual report is incorporated by reference in Part B.

                                               Filing
                                               Incorporated           Date
(b)  Exhibits                                  With                   Filed
     --------                                  ------------           ------

     (1)  Articles of Incorporation            Form N-1A              12-26-86
     (2)  Bylaws                               Form N-1A               2-29-96
     (3)  Voting Trust Agreement                                      INAP
     (4)  Specimen Capital Stock Certificate   Form N-1A              12-26-86
     (5)  Investment Management Agreement      Form N-1A               8-19-94
     (6)  Distribution Contract                Form N-1A               3-31-87
     (7)  Bonus, profit sharing, pension or
            other similar contracts for
            benefit of directors or officers
            of the Registrant                                         INAP
     (8)  Custody Agreement                    Form N-1A               2-28-94
     (9)  Shareholders Service Contract                               INAP
    (10)  Opinion and Consent of Counsel       Form N-1A               2-29-96
    (11)  Accountants' Consent                 Form N-1A               2-29-96
    (12)  All financial statements omitted
          from Item 23.                        Form N-1A              Annual
                                                                      Report
    (13)  Agreements or understandings made
          in consideration for providing
          initial capital                                             INAP
    (14)  Retirement Plan and Forms                                   INAP
    (15)  12b-1 Plan                                                  INAP

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

The Registrant is operated under the supervision of Composite Research & Management Co. which was established in 1944. Composite Research is affiliated with Murphey Favre and Murphey Favre Securities Services. Murphey Favre serves as principal underwriter and distributor of the Registrant. Murphey Favre Securities Services provides administrative and transfer services to WM Life Insurance Company. All of the preceding are subsidiaries of Washington Mutual, Inc. of Seattle, Washington.

Composite Research, Murphey Favre, and Murphey Favre Securities Services serve in the same capacities for the seven other investment companies in the Composite Group of Funds, namely: Composite Income Fund, Inc.; Composite Equity Series, Inc.; Composite Cash Management Company; Composite Tax-Exempt Bond Fund, Inc.; Composite U.S. Government Securities, Inc.; Composite Northwest Fund, Inc.; and Composite Bond & Stock Fund, Inc.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.

As of February 29, 1996, there was one common stock shareholder, the separate account of WM Life Insurance Company.

ITEM 27.  INDEMNIFICATION.

Registrant shall have the power to indemnify any director, officer or former director or officer of the Corporation, or any person who may have served at the Corporation's request as a director or officer of another corporation, against expenses actually and reasonably incurred by such person in connection with the defense of any action, suit or proceeding, civil or criminal, in which he becomes a party by reason of being or having been such director or officer, to the full extent permitted by the laws of the state of Washington, as such laws at anytime may be in force and effect, provided, however, that this indemnification provision shall not protect, or purport to protect, any director or officer of the corporation against any liability to the corporation or to the shareholders to which he otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of this office.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

Registrant's Investment Adviser is Composite Research & Management Co., a wholly owned subsidiary of Washington Mutual, Inc., a Washington corporation organized in 1889. The Adviser serves in that capacity for the seven (7) other investment companies with the Composite Group of Funds identified in Item 25.

Business and other connections of the Investment Adviser were most recently filed on Form ADV, Securities and Exchange Commission File No. 801-4855, which was mailed on February 23, 1996, and is incorporated herein by reference.

ITEM 29.  PRINCIPAL UNDERWRITERS.

The principal underwriter for the Registrant is Murphey Favre which also serves in the same capacity for seven (7) other investment companies identified in Item 25.

Business and other connections of the underwriter were most recently filed on Form BD, CRD 599, with the National Association of Securities Dealers on February 20, 1996, and are incorporated herein by reference.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of the Registrant at 601 W. Main Avenue, Suite 801, Spokane, Washington 99201. The Registrant's custodian activities are performed at Investors Fiduciary Trust Company (IFTC), 127 W. 10th, Kansas City, MO 64105.

ITEM 31.  MANAGEMENT SERVICES.

Registrant is not a party to any management related service contract, other than as set forth in the Prospectus.

ITEM 32.  UNDERTAKINGS.

Management has included a discussion of Fund performance in the Fund's annual report which is available upon request and without charge.

                                   SIGNATURES
                                   FORM N-1A

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly
authorized,   in   the   City   of   Spokane,    and   State   of Washington
on the 28 day of November, 1995.

                                         COMPOSITE DEFERRED SERIES, INC.
                                        --------------------------------
                                                 Registrant
[SEAL]
                                          By:/s/ William G. Papesh
                                             ------------------------
ATTEST:                                         William G. Papesh
/s/ John T. West                                     President
-----------------------------
John T. West, CPA                            /s/ Monte D. Calvin
Secretary                                    ------------------------
                                               Monte D. Calvin, CPA
                                           Principal Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the date indicated:

/s/ Wayne L. Attwood     November 28, 1995
-------------------------------------------
Wayne L. Attwood, Director     (Date)

/s/ Anne V. Farrell      November 28, 1995
-------------------------------------------
Anne V. Farrell, Director      (Date)

/s/ Kristianne Blake     November 28, 1995
-------------------------------------------
Kristianne Blake, Director     (Date)

/s/ Edwin J. McWilliams  November 28, 1995
-------------------------------------------
Edwin J. McWilliams, Director  (Date)

/s/ Michael K. Murphy    November 28, 1995
-------------------------------------------
Michael K. Murphy, Director    (Date)

/s/ William G. Papesh    November 28, 1995
-------------------------------------------
William G. Papesh, Director    (Date)

/s/ Jay Rockey           November 28, 1995
-------------------------------------------
Jay Rockey, Director           (Date)

/s/ Leland J. Sahlin     November 28, 1995
-------------------------------------------
Leland J. Sahlin, Director     (Date)

/s/ Richard C. Yancey    November 28, 1995
-------------------------------------------
Richard C. Yancey, Director    (Date)

                                   EXHIBIT 27



--------------------------------------------------------------------------------
                                 EXHIBIT INDEX
--------------------------------------------------------------------------------

EX-99.B2            BYLAWS
EX-99.B10           OPINION & CONSENT OF COUNSEL
EX-99.B11           ACOUNTANT'S CONSENT
EX-27.CLASS A       FINANCIAL DATA SCHEDULE - CLASS A

--------------------------------------------------------------------------------